This document is dated February 13, 2006. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

12/31/2005	ii
NOTES

Definitions and Presentation

"Income from Operations," "Operating Revenue," and "Return on Capital" are non-GAAP financial measures and do not replace GAAP net income (loss) and revenues. Detailed reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measure are included in this statistical supplement.

*	We exclude the after-tax effects of the following items from GAAP net income to arrive at income from operations:

*	Realized gains and losses on investments and derivatives,
*	Restructuring charges,
*	Gains and losses related to reinsurance embedded derivatives/trading account securities,
*	The cumulative effect of accounting changes,
*	Reserve changes on business sold through reinsurance net of related deferred gain amortization,
*	Gains and losses on the sale of subsidiaries and blocks of business,
*	Loss on early retirement of debt, including subordinated debt

*	Operating revenue represents revenue excluding the following, as applicable:

*	Realized gains or losses on investments and derivatives,
*	Gains and losses related to reinsurance embedded derivatives/trading account securities,
*	Gains and losses on the sale of subsidiaries and blocks of business,
*	Deferred gain amortization related to reserve changes on business sold through reinsurance,

*
Return on capital measures the effectiveness of LNC's use of its total capital, which includes equity (excluding accumulated other comprehensive income), debt and junior subordinated debentures issued to affiliated trusts. Return on capital is calculated by dividing income from operations (after adding back interest expense) by average capital. The difference between return on capital and return on shareholders' equity represents the effect of leveraging on LNC's consolidated results.

Income from operations, operating revenue, and return on capital are internal measures used by LNC in the management of its operations. Management believes that these performance measures explain the results of operations of LNC's ongoing operations in a manner that allows for a better understanding of the underlying trends in LNC's current business because the excluded items are either unpredictable and/or not related to decisions regarding the underlying businesses.

*
Certain operating and statistical measures are included in this report to provide supplemental data regarding the performance of LNC’s current business. These measures include deposits, sales, net flows, first year premium, inforce, spread, and assets under management.

*
On September 24, 2004, LNC completed the sale of its London-based international investment unit to its management. Certain metrics pages (2 and 14A) have been presented excluding the investment assets managed by the London-based international investment unit to provide more consistent comparisons between periods.

*	Certain reclassifications have been made to the prior periods presented to conform to the December 31, 2005 presentation.

Accounting Changes

*
Effective January 1, 2004 LNC Implemented Statement of Position 03-1, "Accounting and reporting by Insurance Enterprises for certain nontraditional long-duration contracts and for Separate Accounts" ("the SOP"). Among other things, the SOP establishes standards for computing reserves for products with guaranteed benefits such as GMDB and for certain riders for Universal Life contracts. The effects of implementing the SOP, including any related effects on DAC from changes in estimated gross profits resulting from implementing the provisions of the SOP were recorded as a cumulative effect adjustment of $24.5 million in the first quarter of 2004.

12/31/2005				PAGE 1
Financial Highlights
Unaudited [Millions of Dollars, except Common Share Data]

	For the Quarter Ended		For the Year Ended
	December 31		December 31
	2005	2004	2005	2004
	Amount	Amount	Amount	Amount
Income from Operations - By Segment
Lincoln Retirement	$117.3	$100.5	$471.5	$414.6
Life Insurance	80.2	74.0	298.9	280.3
Investment Management	14.6	5.2	36.0	43.6
Lincoln UK	13.5	16.6	43.4	43.5
Corporate & Other	6.7	(6.3)	1.8	(57.2)
Total Income from Operations	232.3	189.9	851.6	724.8

Realized gains (losses) on investments and derivatives	(6.1)	4.3	(14.5)	(37.4)
Net gain (loss) on reinsurance
derivative/trading account securities	-	(0.8)	3.0	(0.6)
Gain on sale of subsidiaries/ businesses	-	0.4	9.3	61.9
Reserve development/ amortization of related deferred gain	0.2	0.2	0.9	0.9
Loss on early retirement of subordinated debt	-	(4.1)	-	(4.1)
Restructuring charges	(1.1)	(0.0)	(19.1)	(13.9)
Cumulative effect of accounting change	-	-	-	(24.5)
Net Income	$225.3	$189.9	$831.1	$707.0

Earnings per share (diluted)
Income from Operations	$1.31	$1.07	$4.83	$4.05

Realized gains (losses) on investments and derivatives	(0.03)	0.02	(0.08)	(0.21)
Net gain (loss) on reinsurance
derivative/trading account securities	-	-	0.02	-
Gain on sale of subsidiaries/ businesses	-	-	0.05	0.35
Reserve development/ amortization of related deferred gain	-	-	-	-
Loss on early retirement of subordinated debt	-	(0.02)	-	(0.02)
Restructuring charges	-	-	(0.11)	(0.08)
Cumulative effect of accounting change	-	-	-	(0.14)
Net Income	$1.28	$1.07	$4.72	$3.95

Operating Revenue- By Segment
Lincoln Retirement	$573.3	$539.4	$2,258.0	$2,128.0
Life Insurance	519.6	503.7	1,993.5	1,952.9
Investment Management	152.7	127.7	567.8	534.9
Lincoln UK	62.5	89.3	318.4	342.2
Corporate & Other	89.2	81.1	352.1	335.1
Total Operating Revenue	1,397.4	1,341.2	5,489.8	5,293.2

Realized gains (losses) on investments	(9.6)	7.2	(21.7)	(45.7)
Gains (losses) on derivatives	0.2	(0.4)	(0.5)	(11.6)
Gain (loss) on reinsurance
derivative/trading account securities	0.0	(1.4)	4.7	(1.0)
Gain on sale of subsidiaries/ businesses	-	0.6	14.2	135.0
Amortization of deferred gain-reserve development	0.3	0.3	1.3	1.3
Total Revenue	$1,388.4	$1,347.5	$5,487.9	$5,371.3

12/31/2005				PAGE 2
Financial Highlights
Unaudited [Billions of Dollars]

	For the Quarter Ended		For the Year Ended
Operational Data by Segment	December 31		December 31
	2005	2004	2005	2004
	Amount	Amount	Amount	Amount

Lincoln Retirement
Gross Deposits	$2.639	$2.387	$10.310	$9.020
Net Flows	0.621	0.794	2.887	2.922
Account Values (Gross)	72.462	64.788	72.462	64.788
Account Values (Net of Reinsurance)	70.229	62.491	70.229	62.491
Life Insurance Segment
First Year Premium- Retail (in millions)	$262.644	$231.160	$845.428	$812.565
First Year Premium- COLI (in millions)	13.113	20.376	70.481	73.657
First Year Premium- Total (in millions)	275.757	251.537	915.910	886.222
In-force	324.369	304.579	324.369	304.579
Account Values	15.368	14.382	15.368	14.382
Investment Management Segment
Retail Deposits	$3.158	$2.519	$14.056	$8.992
Retail Net Flows	1.347	1.170	7.098	3.136
Institutional In-flows	4.217	2.750	14.633	11.289
Institutional Net Flows	1.930	2.095	8.861	7.178
Total Deposits and In-flows	7.375	5.269	28.689	20.281
Total Net Flows	3.277	3.265	15.959	10.314
Assets Under Management- Retail and Inst'l	77.093	56.029	77.093	56.029
Assets Under Management - Insurance-related Assets	44.483	43.980	44.483	43.980
Assets Under Management - Total Segment	121.576	100.009	121.576	100.009
Consolidated
Domestic Retail Deposits	$6.188	$5.290	$25.494	$19.280
Domestic Retail Account Balances	122.004	103.784	122.004	103.784
Domestic Retail Net Flows	2.348	2.527	11.207	7.335
Domestic Deposits	10.386	8.038	40.041	30.479
Domestic Net Flows	4.368	4.622	20.238	14.545
Assets Under Management	171.718	144.340	171.718	144.340

Operational Data (excluding Assets Managed by
Delaware's London-based International Investment Unit)

Investment Management Segment
Retail Deposits	$3.158	$2.519	$14.056	$8.987
Retail Net Flows	1.347	1.170	7.098	3.160
Institutional In-flows	4.217	2.750	14.633	6.637
Institutional Net Flows	1.930	2.095	8.861	3.884
Total Deposits and In-flows	7.375	5.269	28.689	15.624
Total Net Flows	3.277	3.265	15.959	7.045
Assets Under Management- Retail and Inst'l	77.093	56.029	77.093	56.029
Assets Under Management - Insurance-related Assets	44.483	43.980	44.483	43.980
Assets Under Management - Total Segment	121.576	100.009	121.576	100.009
Consolidated
Domestic Retail Deposits	$6.188	$5.290	$25.494	$19.274
Domestic Retail Account Balances	122.004	103.784	122.004	103.784
Domestic Retail Net Flows	2.348	2.527	11.207	7.359
Domestic Deposits	10.386	8.038	40.041	25.823
Domestic Net Flows	4.368	4.622	20.238	11.274
Assets Under Management	171.718	144.340	171.718	144.340

12/31/2005				PAGE 3
Financial Highlights
Unaudited [Millions of Dollars, except Common Share Data]

	For the Quarter Ended		For the Year Ended
	December 31		December 31
	2005	2004	2005	2004
	Amount	Amount	Amount	Amount

Balance Sheet Assets - End of Period	$124,787.6	$116,219.3	$124,787.6	$116,219.3

Shareholders' Equity
Beg of Period (including AOCI)	$6,284.4	$5,970.8	$6,175.6	$5,811.6
End of Period (including AOCI)	6,384.4	6,175.6	6,384.4	6,175.6
End of Period (excluding AOCI)	5,856.6	5,244.9	5,856.6	5,244.9
Average Equity (excluding AOCI)	5,757.7	5,185.0	5,512.2	5,075.5

Return on Equity
Net Income/Average Equity (excluding AOCI)	15.7%	14.6%	15.1%	13.9%
Inc from Operations/Average Equity (excluding AOCI)	16.1%	14.7%	15.4%	14.3%

Return on Capital
Inc from Operations/Average Capital	13.5%	12.1%	12.9%	11.7%

Common Stock Outstanding
Average for the Period - Diluted	176.6	176.7	176.1	179.0
End of Period - Assuming Conv of Pref.	174.0	173.8	174.0	173.8
End of Period - Diluted	176.9	176.1	176.9	176.1

Book Value (including AOCI)	$36.69	$35.53	$36.69	$35.53
Book Value (excluding AOCI)	$33.66	$30.17	$33.66	$30.17

Cash Returned to Shareholders
Share Repurchase - dollar amount	$-	$64.0	$103.6	$350.2
Dividends Declared to Shareholders	66.6	63.8	257.7	250.1
Total Cash Returned to Shareholders	$66.6	$127.8	$361.3	$600.3

Share Repurchase - number of shares	-	1.379	2.331	7.612
Dividend Declared on Common Stock - per share	$0.380	$0.365	$1.475	$1.415

	For the Quarter Ended		For the Year Ended
	December 31		December 31
	2005	2004	2005	2004
	Amount	Amount	Amount	Amount
Comprehensive Income (Loss)
Net Income	$225.3	$189.9	$831.1	$707.0
Foreign Currency Translation	(16.1)	37.4	(70.9)	45.3
Net Unrealized Gains (Losses) on Securities	(72.4)	42.8	(326.3)	29.8
Losses on Derivatives	(1.5)	(5.8)	(6.7)	(8.1)
Minimum Pension Liability Adjustment	(2.9)	(4.8)	1.0	(5.4)
Comprehensive Income	$132.3	$259.5	$428.2	$768.6

12/31/2005				PAGE 4
Consolidated Statements of Income
Unaudited [Millions of Dollars]

	For the Quarter Ended December 31		For the Year Ended December 31
	2005	2004	2005	2004
Revenue
Premiums	$82.4	$78.7	$308.4	$298.9
Surrender charges	18.0	21.1	73.3	78.7
Mortality assessments	145.1	140.4	568.3	558.3
Expense assessments	308.5	258.5	1,120.6	949.3
Investment advisory fees	79.0	56.0	279.0	252.5
Amortization of deferred gain	18.9	19.1	75.7	87.0
Amortization of deferred gain-reserve development	0.3	0.3	1.3	1.3
Other revenue and fees	77.3	93.4	362.3	364.4
Net investment income	668.1	674.1	2,702.3	2,704.1
Realized gains (losses) on investments	(9.6)	7.2	(21.7)	(45.7)
Gains (losses) on derivatives	0.2	(0.4)	(0.5)	(11.6)
Net gain (loss) on reinsurance
derivative/trading account securities	0.0	(1.4)	4.7	(1.0)
Gain on sale of subsidiaries/ businesses	-	0.6	14.2	135.0
Total Revenue	1,388.4	1,347.5	5,487.9	5,371.3

Benefits and Expenses
Ins. benefits paid or provided:
Policy benefits	179.5	171.4	761.6	696.2
Div accum & div to policyholders	23.6	23.6	77.7	77.4
Interest credited to policy bal.	394.7	397.4	1,570.1	1,570.6
Def. sales inducements net of amortization	(11.3)	(11.5)	(43.9)	(40.6)
Total insurance benefits	586.5	580.9	2,365.6	2,303.7
Underwriting, acquisition,
insurance and other expenses:
Commissions and other volume related expenses	357.2	331.3	1,287.2	1,133.1
Operating and administrative expenses	217.3	193.1	914.1	897.4
Restructuring charges	1.7	0.1	29.5	21.4
Taxes, licenses and fees	17.2	21.3	95.3	103.6
Subtotal	593.4	545.8	2,326.1	2,155.5
DAC deferral net of amortization	(125.4)	(84.9)	(442.1)	(354.1)
PVIF amortization	13.6	24.2	67.2	120.3
Other intangibles amortization	2.0	3.8	7.8	9.7
Total underwriting, acquisition,
insurance and other expenses	483.6	488.9	1,959.0	1,931.5
Interest	22.4	22.2	88.7	94.1
Loss on early retirement of debt		6.3		6.3
Total Benefits and Expenses	1,092.5	1,098.4	4,413.3	4,335.6

Income (Loss) Before Federal Income Tax and
Cumulative Effect of Accounting Change	295.9	249.1	1,074.6	1,035.7

Federal income taxes	70.6	59.2	243.6	304.1

Income Before Cumulative Effect of
Accounting Change	225.3	189.9	831.1	731.5

Cumulative effect of accounting change	-	-	-	(24.5)
Net Income	$225.3	$189.9	$831.1	$707.0

Roll Forward of Deferred Acquisition Costs

Balance at beginning of period	$3,904.0	$3,326.8	$3,445.0	$3,147.1
Deferral	253.5	238.1	903.2	844.8
Amortization	(128.1)	(153.2)	(461.1)	(490.8)
Included in Total Benefits and Expenses	125.4	84.9	442.1	354.1
Adjustment related to realized (gains) losses
on available-for-sale securities	(8.7)	(15.8)	(48.5)	(45.7)
Adjustment related to unrealized (gains) losses
on available-for-sale securities	84.7	14.7	313.1	(14.8)
Foreign currency translation adjustment	(13.2)	33.8	(59.5)	42.9
Other	-	0.5	-	(38.7)
Balance at end of period	$4,092.2	$3,445.0	$4,092.2	$3,445.0

Roll Forward of Present Value of In-Force

Balance at beginning of period	$1,019.4	$1,103.9	$1,095.2	$1,196.5
Amortization	(13.6)	(24.2)	(67.2)	(120.3)
Foreign currency translation adjustment	(6.9)	15.6	(29.0)	19.6
Other	-	-	-	(0.6)
Balance at end of period	$998.9	$1,095.2	$998.9	$1,095.2

Roll Forward of Deferred Front-End Load*

Balance at beginning of period	$721.2	$744.4	$764.1	$750.6
Deferral	23.7	28.6	89.1	104.6
Amortization	(11.9)	(34.0)	(85.8)	(122.8)
Included in Income from Operations	11.8	(5.3)	3.3	(18.2)
Foreign currency translation adjustment	(9.5)	25.0	(43.9)	31.7
Balance at end of period	$723.6	$764.1	$723.6	$764.1

* Included in Insurance and Investment Contract Liabilities on the Balance Sheet

12/31/2005								PAGE 5
Consolidating Statements of Income from Operations
Unaudited [Millions of Dollars]

					Investment
For the Quarter Ended December 31	Lincoln Retirement		Life Insurance		Management		Lincoln UK

	Dec	Dec	Dec	Dec	Dec	Dec	Dec	Dec
	2005	2004	2005	2004	2005	2004	2005	2004
Operating Revenue
Premiums	$9.2	$9.9	$57.8	$53.6	$-	$-	$15.4	$14.9
Surrender charges	5.9	6.4	11.6	14.2	0.5	0.5	-	-
Mortality assessments	-	-	137.8	130.5	-	-	7.3	9.8
Expense assessments	199.6	157.1	62.3	58.0	17.6	15.5	29.1	28.3
Investment advisory fees	-	-	-	-	103.5	82.8	-	-
Other revenue and fees	(1.9)	(2.0)	8.9	8.1	17.8	16.7	(7.1)	16.0
Net investment income	360.6	368.0	241.2	239.4	13.2	12.3	17.8	20.2
Total Operating Revenue	573.3	539.4	519.6	503.7	152.7	127.7	62.5	89.3

Operating Expenses
Ins. benefits paid or provided:
Policy benefits	49.9	43.4	102.1	106.4	-	-	27.5	21.3
Div accum & div to policyholders	-	-	23.6	23.6	-	-	-	-
Interest credited to policy bal.	202.9	210.4	150.2	147.1	7.1	6.8	-	-
Def. sales inducements net of amortization	(11.3)	(11.5)	-	-	-	-	-	-
Total insurance benefits	241.6	242.2	275.9	277.2	7.1	6.8	27.5	21.3
Underwriting, acquisition,
insurance and other expenses:
Commissions and other volume related expenses	162.8	156.7	109.2	99.4	15.9	11.7	0.1	1.0
Operating and administrative expenses	69.8	59.6	43.3	42.9	109.5	100.2	24.2	14.1
Taxes, licenses and fees	1.5	2.5	14.7	12.5	2.8	3.1	0.0	-
Subtotal	234.0	218.8	167.3	154.7	128.2	114.9	24.3	15.1
Net DAC (deferral) amortization	(58.0)	(49.0)	(56.1)	(54.0)	(3.9)	(3.9)	(7.4)	21.9
PVIF amortization	2.4	2.3	13.8	16.4	-	-	(2.5)	5.6
Other intangibles amortization	-	-	-	-	2.0	3.8	-	-
Total underwriting, acquisition,
insurance and other expenses	178.4	172.1	124.9	117.1	126.3	114.8	14.3	42.5
Total Operating Expenses	420.0	414.3	400.8	394.3	133.3	121.7	41.8	63.8

Income from Operations before federal taxes	153.4	125.1	118.8	109.5	19.4	6.0	20.7	25.5

Federal income taxes	36.1	24.7	38.6	35.5	4.8	0.8	7.2	8.9

Income from Operations	$117.3	$100.5	$80.2	$74.0	$14.6	$5.2	$13.5	$16.6

12/31/2005						PAGE 5A
Consolidating Statements of Income from Operations
Unaudited [Millions of Dollars]

	Corporate and		Consolidating
For the Quarter Ended December 31	Other Operations		Adjustments		Consolidated *

	Dec	Dec	Dec	Dec	Dec	Dec
	2005	2004	2005	2004	2005	2004
Operating Revenue
Premiums	$-	$0.3	$-	$-	$82.4	$78.7
Surrender charges	-	-	-	-	18.0	21.1
Mortality assessments	-	-	-	-	145.1	140.4
Expense assessments	-	(0.5)	-	-	308.5	258.5
Investment advisory fees	-	-	(24.5)	(26.8)	79.0	56.0
Amortization of deferred gain	18.9	19.1	-	-	18.9	19.1
Other revenue and fees	220.7	172.4	(161.1)	(117.7)	77.3	93.4
Net investment income	36.5	34.8	(1.3)	(0.6)	668.1	674.1
Total Operating Revenue	276.1	226.2	(186.9)	(145.1)	1,397.4	1,341.2

Operating Expenses
Ins. benefits paid or provided:
Policy benefits	(0.0)	0.4	-	-	179.5	171.4
Div accum & div to policyholders	-	-	-	-	23.6	23.6
Interest credited to policy bal.	34.5	33.1	-	-	394.7	397.4
Def. sales inducements net of amortization	-	-	-	-	(11.3)	(11.5)
Total insurance benefits	34.4	33.4	-	-	586.5	580.9
Underwriting, acquisition,
insurance and other expenses:
Commissions and other volume related expenses	137.8	87.7	(68.6)	(25.2)	357.2	331.3
Operating and administrative expenses	88.4	95.8	(117.3)	(119.3)	217.9	193.2
Taxes, licenses and fees	(1.7)	3.3	-	-	17.2	21.3
Subtotal	224.5	186.9	(185.9)	(144.5)	592.3	545.9
Net DAC (deferral) amortization	0.1	0.1	-	-	(125.4)	(84.9)
PVIF amortization	-	-	-	-	13.6	24.2
Other intangibles amortization	-	-	-	-	2.0	3.8
Total underwriting, acquisition,
insurance and other expenses	224.6	186.9	(185.9)	(144.5)	482.5	489.0
Interest	22.9	22.8	(1.0)	(0.6)	21.8	22.1
Foreign exchange adjustment	-	(0.0)	-	-	-	(0.0)
Total Operating Expenses	281.8	243.1	(186.9)	(145.1)	1,090.9	1,092.0

Income (Loss) from Operations before federal taxes	(5.7)	(16.9)			306.5	249.2

Federal income taxes	(12.5)	(10.6)			74.3	59.3

Income (Loss) from Operations	$6.7	$(6.3)			$232.3	$189.9

* See page 1 for a reconciliation of Income from Operations to consolidated Net Income

12/31/2005								PAGE 6
Consolidating Statements of Income from Operations
Unaudited [Millions of Dollars]

					Investment
For the Year Ended December 31	Lincoln Retirement		Life Insurance		Management		Lincoln UK

	Dec	Dec	Dec	Dec	Dec	Dec	Dec	Dec
	2005	2004	2005	2004	2005	2004	2005	2004
Operating Revenue
Premiums	$45.7	$33.0	$198.7	$194.0	$-	$-	$63.3	$70.3
Surrender charges	27.4	25.0	43.6	51.8	2.3	1.9	-	-
Mortality assessments	-	-	533.6	518.7	-	-	34.8	39.5
Expense assessments	727.1	580.5	213.1	208.6	68.9	56.8	111.5	103.9
Investment advisory fees	-	-	-	-	377.8	358.3	-	-
Other revenue and fees	(6.2)	(6.3)	34.0	31.4	65.8	66.2	30.3	52.8
Net investment income	1,463.9	1,495.9	970.7	948.4	53.0	51.7	78.6	75.7
Total Operating Revenue	2,258.0	2,128.0	1,993.5	1,952.9	567.8	534.9	318.4	342.2

Operating Expenses
Ins. benefits paid or provided:
Policy benefits	223.0	189.9	422.3	404.1	-	-	116.0	100.4
Div accum & div to policyholders	-	-	77.7	77.4	-	-	-	-
Interest credited to policy bal.	819.0	836.0	590.2	579.7	27.9	26.9	-	-
Def. sales inducements net of amortization	(43.9)	(40.6)	-	-	-	-	-	-
Total insurance benefits	998.1	985.2	1,090.3	1,061.2	27.9	26.9	116.0	100.4
Underwriting, acquisition,
insurance and other expenses:
Commissions and other volume related expenses	626.3	586.7	362.6	331.1	60.1	53.0	2.3	2.9
Operating and administrative expenses	259.2	231.8	176.4	168.6	430.3	392.9	98.3	81.0
Taxes, licenses and fees	10.5	14.6	53.9	49.1	10.7	17.0	0.0	-
Subtotal	895.9	833.1	592.9	548.9	501.1	462.9	100.6	83.9
Net DAC (deferral) amortization	(275.8)	(247.9)	(191.9)	(152.2)	(19.8)	(27.1)	45.1	72.8
PVIF amortization	16.6	20.0	60.6	82.2	-	-	(10.1)	18.1
Other intangibles amortization	-	-	-	-	7.8	9.7	-	-
Total underwriting, acquisition,
insurance and other expenses	636.7	605.2	461.6	478.9	489.0	445.5	135.7	174.8
Total Operating Expenses	1,634.8	1,590.5	1,551.9	1,540.0	516.9	472.5	251.7	275.2

Income from Operations before federal taxes	623.2	537.6	441.6	412.9	50.9	62.4	66.7	67.0

Federal income taxes	151.7	123.0	142.7	132.6	14.9	18.9	23.4	23.4

Income from Operations	$471.5	$414.6	$298.9	$280.3	$36.0	$43.6	$43.4	$43.5

12/31/2005						PAGE 6A

Consolidating Statements of Income from Operations
Unaudited [Millions of Dollars]

	Corporate and		Consolidating
For the Year Ended December 31	Other Operations		Adjustments		Consolidated *

	Dec	Dec	Dec	Dec	Dec	Dec
	2005	2004	2005	2004	2005	2004
Operating Revenue
Premiums	$0.7	$1.6	$-	$-	$308.4	$298.9
Surrender charges	-	-	-	-	73.3	78.7
Mortality assessments	-	-	-	-	568.3	558.3
Expense assessments	-	(0.5)	-	-	1,120.6	949.3
Investment advisory fees	-	-	(98.8)	(105.8)	279.0	252.5
Amortization of deferred gain	75.7	87.0	-	-	75.7	87.0
Other revenue and fees	803.0	629.9	(564.7)	(409.6)	362.3	364.4
Net investment income	140.4	134.4	(4.2)	(1.8)	2,702.3	2,704.1
Total Operating Revenue	1,019.8	852.3	(667.7)	(517.2)	5,489.8	5,293.2

Operating Expenses
Ins. benefits paid or provided:
Policy benefits	0.3	1.9	-	-	761.6	696.2
Div accum & div to policyholders	-	-	-	-	77.7	77.4
Interest credited to policy bal.	133.0	128.0	-	-	1,570.1	1,570.6
Def. sales inducements net of amortization	-	-	-	-	(43.9)	(40.6)
Total insurance benefits	133.3	129.9	-	-	2,365.6	2,303.7
Underwriting, acquisition,
insurance and other expenses:
Commissions and other volume related expenses	501.3	317.2	(265.3)	(157.8)	1,287.2	1,133.1
Operating and administrative expenses	350.5	380.9	(399.2)	(357.6)	915.5	897.5
Taxes, licenses and fees	20.1	22.8	-	-	95.3	103.6
Subtotal	872.0	720.9	(664.5)	(515.4)	2,298.0	2,134.3
Net DAC (deferral) amortization	0.4	0.4	-	-	(442.1)	(354.1)
PVIF amortization	-	-	-	-	67.2	120.3
Other intangibles amortization	-	-	-	-	7.8	9.7
Total underwriting, acquisition,
insurance and other expenses	872.4	721.3	(664.5)	(515.4)	1,930.9	1,910.2
Interest	90.5	95.9	(3.2)	(1.8)	87.3	94.0
Foreign Exchange	-	-	-	-	-	-
Total Operating Expenses	1,096.2	947.0	(667.7)	(517.2)	4,383.8	4,307.9

Income (Loss) from Operations before federal taxes	(76.4)	(94.7)	-	-	1,106.1	985.2

Federal income taxes	(78.1)	(37.4)	-	-	254.5	260.5

Income (Loss) from Operations	$1.8	$(57.2)	$-	$-	$851.6	$724.8

* See page 1 for a reconciliation of Income from Operations to consolidated Net Income

12/31/2005		PAGE 7
Comparative Balance Sheet
Unaudited [Millions of Dollars except Common Share Data]

ASSETS	2005	2004

Investments
Corporate bonds	$25,860.7	$26,889.0
U.S. government bonds	161.8	163.0
Foreign government bonds	1,203.3	1,285.9
Mortgage backed securities	5,951.2	6,090.5
State and municipal bonds	128.8	166.0
Preferred stocks-redeemable	137.4	106.1
Common stocks	55.9	69.8
Preferred stocks-equity	88.8	91.3
Total AFS Securities	33,587.9	34,861.7
Trading securities	3,246.0	3,237.4
Mortgage loans	3,662.6	3,856.9
Real estate	182.7	191.4
Policy loans	1,862.2	1,870.6
Other long-term investments	626.9	489.3
Total Investments	43,168.4	44,507.3

Cash and invested cash	2,311.7	1,661.7
Premiums and fees receivable	343.2	232.9
Accrued investment income	526.4	525.1
Amounts recoverable from reinsurers	6,926.3	7,067.5
Deferred acquisition costs	4,092.2	3,445.0
Other intangible assets	143.3	106.4
Present value of in-force	998.9	1,095.2
Goodwill	1,194.2	1,195.9
Other	1,336.0	1,177.6
Assets held in separate accounts	63,746.8	55,204.6
Total Assets	$124,787.6	$116,219.3

LIABILITIES and SHAREHOLDERS' EQUITY

Liabilities
Insurance and Investment Contract Liabilities:
Reserves	$23,609.2	$23,242.1
Unpaid claims	1,040.8	1,080.3
Unearned premiums	2.1	5.8
Premium deposit funds	21,713.3	22,215.1
Participating policyholders' funds	111.2	145.3
Other policyholders' funds	746.1	714.0
Total Ins and Inv Contr Liabilities	47,222.8	47,402.5

Federal income tax liabilities	19.8	77.6
Short-term debt	119.9	214.4
Long-term debt	999.0	1,048.6
Junior subordinated debentures issued to affiliated trusts	334.0	339.8
Embedded derivative - modco	292.2	375.3
Other liabilities	4,832.8	4,467.8
Deferred gain on indemnity reinsurance	836.0	913.0
Liability related to separate accounts	63,746.8	55,204.6
Total Liabilities	118,403.2	110,043.7

Unrealized gains	503.9	836.9
Foreign currency	83.4	154.3
Minimum pension liability adjustment	(59.5)	(60.5)
Shareholders' equity- other	5,856.6	5,244.9
Total Shareholders' Equity	6,384.4	6,175.6

Total Liabilities
and Shareholders' Equity	$124,787.6	$116,219.3

Shareholders' Equity Per Share
Book Value, Excluding AOCI	$33.66	$30.17
Common shares outstanding (in millions)	174.0	173.8

12/31/2005								PAGE 8
Consolidating Balance Sheets
Unaudited [Millions of Dollars]

					Investment
	Lincoln Retirement		Life Insurance		Management		Lincoln UK

ASSETS	Dec	Dec	Dec	Dec	Dec	Dec	Dec	Dec
	2005	2004	2005	2004	2005	2004	2005	2004
Investments
Corporate bonds	$12,688.1	$13,504.1	$9,038.9	$8,887.9	$515.9	$533.3	$646.7	$739.2
U.S. government bonds	11.3	11.9	71.0	63.8	-	-	-	-
Foreign government bonds	275.9	304.5	176.6	184.7	6.8	6.8	302.2	337.6
Asset/mortgage backed securities	3,277.3	3,332.3	1,901.1	1,739.5	91.9	99.6	-	-
State and municipal bonds	67.2	95.3	42.7	52.4	1.1	1.2	-	-
Preferred stocks-redeemable	61.2	37.6	28.4	25.7	-	-	-	-
Common stocks	-	0.2	0.0	0.2	-	-	43.0	46.4
Preferred stocks-equity	42.2	43.1	14.2	14.8	2.7	2.7	-	-
Total AFS Securities	16,423.1	17,329.1	11,273.0	10,968.9	618.4	643.7	991.9	1,123.3
Trading Securities	1,130.6	1,169.6	-	-	-	-	-	-
Mortgage loans	1,720.6	1,936.3	1,621.4	1,554.2	44.1	62.6	0.0	0.1
Real estate	-	-	-	-	-	-	0.2	0.2
Policy loans	431.7	438.7	1,426.0	1,426.0	-	-	4.4	5.9
Allocated investments	3,645.9	3,891.1	1,545.0	1,442.7	159.5	139.9	-	-
Other long-term investments	155.0	61.8	3.3	9.1	-	-	-	-
Total Investments	23,507.0	24,826.6	15,868.8	15,400.9	822.1	846.3	996.6	1,129.5

Notes receivable from LNC	423.3	107.8	56.8	130.7	76.3	44.4	-	-
Cash and invested cash	(113.3)	(73.9)	(40.7)	18.0	95.3	51.1	245.5	282.9
Premium and fees receivable	(0.0)	0.2	32.3	25.8	56.7	45.4	-	-
Accrued investment income	236.5	243.3	179.2	173.8	8.2	8.6	20.2	22.1
Amount recoverable from reinsurers	937.2	1,030.7	1,273.0	1,183.4	-	-	59.9	-
Deferred acquisition costs	1,480.5	1,040.4	1,970.0	1,691.9	154.5	120.4	486.3	590.9
Other intangible assets	129.4	85.5	-	-	13.9	20.9	-	-
Present value of in-force	76.0	92.6	665.8	726.5	-	-	257.2	276.1
Goodwill	64.1	64.1	855.1	855.1	260.8	260.8	14.3	15.9
Other	183.0	145.2	507.9	468.0	127.3	96.4	113.9	80.3
Assets held in separate accounts	48,182.0	40,990.1	2,482.7	2,131.1	5,762.5	4,897.2	7,319.6	7,186.2
Total Assets	$75,105.6	$68,552.7	$23,850.9	$22,805.0	$7,377.6	$6,391.5	$9,513.3	$9,583.9

	Corporate and		Consolidating
	Other Operations		Adjustments				Consolidated

ASSETS	Dec	Dec	Dec	Dec			Dec	Dec
	2005	2004	2005	2004			2005	2004
Investments
Corporate bonds	$2,971.1	$3,224.5	$-	$-			$25,860.7	$26,889.0
U.S. government bonds	79.5	87.4	-	-			161.8	163.0
Foreign government bonds	441.8	452.3	-	-			1,203.3	1,285.9
Asset/mortgage backed securities	680.9	919.0	-	-			5,951.2	6,090.5
State and municipal bonds	17.7	17.1	-	-			128.8	166.0
Preferred stocks-redeemable	47.9	42.8	-	-			137.4	106.1
Common stocks	13.0	22.9	-	-			55.9	69.8
Preferred stocks-equity	29.6	30.7	-	-			88.8	91.3
Total AFS Securities	4,281.4	4,796.7	-	-			33,587.9	34,861.7
Trading securities	2,115.4	2,067.8	-	-			3,246.0	3,237.4
Mortgage loans	276.5	303.6	-	-			3,662.6	3,856.9
Real estate	182.5	191.1	-	-			182.7	191.4
Policy loans	-	-	-	-			1,862.2	1,870.6
Allocated investments	(5,350.5)	(5,473.7)	-	-			-	-
Other long-term investments	468.6	418.4	-	-			626.9	489.3
Total Investments	1,974.0	2,304.0	(0.0)	(0.0)			43,168.4	44,507.3

Investments In Consolidated Subs	6,077.7	5,545.6	(6,077.7)	(5,545.6)			-	-
Notes receivable from LNC	(521.6)	(152.9)	(34.8)	(130.0)			-	-
Cash and invested cash	2,124.9	1,383.6	-	-			2,311.7	1,661.7
Premium and fees receivable	254.3	161.5	-	-			343.2	232.9
Accrued investment income	82.2	77.4	-	-			526.4	525.1
Amount recoverable from reinsurers	4,656.2	4,853.5	-	-			6,926.3	7,067.5
Deferred acquisition costs	1.0	1.4	-	-			4,092.2	3,445.0
Other intangible assets	-	-	-	-			143.3	106.4
Present value of in-force	-	-	-	-			998.9	1,095.2
Goodwill	-	-	-	-			1,194.2	1,195.9
Other	414.8	398.8	(10.9)	(11.0)			1,336.1	1,177.7
Assets held in separate accounts	-	-	-	-			63,746.8	55,204.6
Total Assets	$15,063.7	$14,572.8	$(6,123.5)	$(5,686.7)			$124,787.6	$116,219.3

12/31/2005								PAGE 9
Consolidating Balance Sheets
Unaudited [Millions of Dollars]

					Investment
	Lincoln Retirement		Life Insurance		Management		Lincoln UK

LIABILITIES and SHAREHOLDERS' EQUITY	Dec	Dec	Dec	Dec	Dec	Dec	Dec	Dec
	2005	2004	2005	2004	2005	2004	2005	2004
Liabilities
Insurance and Inv Contract Liabilities:
Reserves	$2,251.7	$2,268.9	$16,149.7	$15,411.7	$-	$-	$1,332.0	$1,491.8
Unpaid claims	29.0	38.4	129.5	158.0	-	-	44.8	51.9
Unearned premiums	-	-	-	-	-	-	-	-
Premium deposit funds	20,816.8	21,336.8	17.3	17.1	739.9	716.0	31.9	29.7
Participating policyholders' funds	-	-	111.2	145.3	-	-	-	-
Other policyholders' funds	-	-	741.1	706.1	-	-	-	-
Total Insurance and Inv Contract Liabilities	23,097.6	23,644.0	17,148.9	16,438.2	739.9	716.0	1,408.6	1,573.5

Federal income taxes	284.3	387.0	92.9	208.3	11.8	6.2	86.9	58.6
Notes payable to LNC	0.8	51.4	-	-	-	-	-	-
Embedded derivative - modco	40.5	80.5	2.8	2.5	-	-	-	-
Other liabilities	154.2	157.1	498.8	520.8	308.3	227.5	209.8	215.0
Deferred gain on indemnity reinsurance	-	-	-	-	-	-	-	-
Liability related to separate accounts	48,182.0	40,990.1	2,482.7	2,131.1	5,762.5	4,897.2	7,319.6	7,186.2
Total Liabilities	71,759.4	65,310.1	20,226.0	19,300.9	6,822.5	5,846.9	9,025.0	9,033.4

Net unrealized gains (losses) on securities	274.3	474.8	140.6	244.2	2.1	3.1	45.2	36.2
Net gains (losses) on derivatives	1.2	4.8	5.9	7.7	-	-	-	-
Foreign currency translation adjustment	-	-	-	-	-	-	65.8	136.4
Minimum pension liability adjustment	-	-	-	-	0.5	-	(53.3)	(48.6)
Other shareholders' equity	3,070.7	2,762.9	3,478.4	3,252.3	552.4	541.5	430.6	426.6
Shareholders' Equity	3,346.2	3,242.5	3,624.9	3,504.1	555.1	544.6	488.3	550.6

Total Liabilities and Shareholders' Equity	$75,105.6	$68,552.7	$23,850.9	$22,805.0	$7,377.6	$6,391.5	$9,513.3	$9,583.9

	Corporate and		Consolidating
	Other Operations		Adjustments				Consolidated

LIABILITIES and SHAREHOLDERS' EQUITY	Dec	Dec	Dec	Dec			Dec	Dec
	2005	2004	2005	2004			2005	2004

Liabilities
Insurance and Inv Contract Liabilities:
Reserves	$3,875.9	$4,069.7	$-	$-			$23,609.2	$23,242.1
Unpaid claims	837.5	832.0	-	-			1,040.8	1,080.3
Unearned premiums	2.1	5.7	-	-			2.1	5.8
Premium deposit funds	107.4	115.6	-	-			21,713.3	22,215.1
Participating policyholders' funds	-	-	-	-			111.2	145.3
Other policyholders' funds	5.0	7.9	-	-			746.1	714.0
Total Insurance and Inv Contract Liabilities	4,827.8	5,030.9	-	-			47,222.8	47,402.5

Federal income taxes	(456.2)	(583.3)	-	0.8			19.8	77.6
Short-term debt	119.9	214.4	-	-			119.9	214.4
Long-term debt	999.0	1,048.6	-	-			999.0	1,048.6
Junior subordinated debentures issued to affiliated trusts	334.0	339.8	-	-			334.0	339.8
Notes payable to LNC	33.9	78.6	(34.8)	(130.0)			-	-
Embedded derivative - modco	248.9	292.3	-	-			292.2	375.3
Other liabilities	3,672.6	3,358.4	(10.9)	(11.0)			4,832.8	4,467.8
Deferred gain on indemnity reinsurance	836.0	913.0	-	-			836.0	913.0
Liability related to separate accounts	(0.0)	-	-	-			63,746.8	55,204.6
Total Liabilities	10,615.9	10,692.7	(45.7)	(140.3)			118,403.2	110,043.7

Net unrealized gains (losses) on securities	35.8	64.4	(1.4)	-			496.6	822.9
Gains (losses) on derivatives	0.2	1.6	-	-			7.3	14.0
Foreign currency translation adjustment	10.1	10.4	7.5	7.5			83.4	154.3
Minimum pension liability adjustment	(6.7)	(11.9)	-	-			(59.5)	(60.5)
Other shareholders' equity	4,408.3	3,815.5	(6,083.9)	(5,553.9)			5,856.6	5,244.9
Shareholders' Equity	4,447.8	3,880.1	(6,077.8)	(5,546.4)			6,384.4	6,175.6

Total Liabilities and Shareholders' Equity	$15,063.7	$14,572.8	$(6,123.5)	$(5,686.7)			$124,787.6	$116,219.3

12/31/2005				PAGE 10
Lincoln Retirement
Account Value Rollforward
Unaudited [Billions of Dollars]

	Fourth Quarter		Full Year
	2005	2004	2005	2004

Fixed Annuities - Balance at Beginning of Period	$21.319	$21.633	$21.565	$21.220

Gross Deposits	0.696	0.732	2.947	3.110
Withdrawals & deaths	(0.676)	(0.587)	(2.714)	(2.227)
Net flows	0.021	0.145	0.234	0.884
Transfer from (to) var annuities	(0.460)	(0.429)	(1.548)	(1.395)
Interest credited	0.209	0.216	0.838	0.856
Fixed Annuities-Gross	21.089	21.565	21.089	21.565
Reinsurance Ceded	(2.233)	(2.297)	(2.233)	(2.297)
Fixed Annuities - Balance at End of Period*	$18.856	$19.268	$18.856	$19.268

Variable Annuities - Balance at Beginning of Period	$45.059	$36.268	$40.362	$33.930

Gross Deposits	1.720	1.433	6.296	5.082
Withdrawals & deaths	(1.134)	(0.990)	(4.299)	(3.797)
Net flows	0.586	0.443	1.997	1.285
Transfer from (to) fixed annuities	0.464	0.427	1.559	1.387
Invest inc & change in mkt value	1.493	3.224	3.683	3.760
Var Annuities - Balance at End of Period**	$47.601	$40.362	$47.601	$40.362

Total Annuities - Balance at Beginning of Period	$66.378	$57.901	$61.927	$55.150

Gross Deposits	2.416	2.164	9.244	8.192
Withdrawals & deaths	(1.809)	(1.576)	(7.013)	(6.023)
Net flows	0.607	0.588	2.231	2.169
Transfers	0.003	(0.002)	0.011	(0.008)
Interest credited & change in mkt value	1.702	3.440	4.521	4.616
Total Gross Annuities- Balance at End of Period	68.690	61.927	68.690	61.927
Reinsurance Ceded	(2.233)	(2.297)	(2.233)	(2.297)
Total Annuities (Net of Ceded) - Balance at End of Period	$66.457	$59.630	$66.457	$59.629

Alliance Mutual Funds - Balance at Beg of Period***	$3.672	$2.430	$2.861	$1.856

Gross Deposits	0.223	0.223	1.066	0.828
Withdrawals & deaths	(0.208)	(0.017)	(0.410)	(0.075)
Net flows	0.014	0.206	0.656	0.753
Transfers	(0.003)	0.000	(0.007)	(0.031)
Interest credited & change in mkt value	0.088	0.225	0.262	0.282
Total Alliance Mutual Funds - Balance at End of Period	$3.772	$2.861	$3.772	$2.861

Total Annuities and Alliance Mutual Funds -
Balance Beginning of Period	$70.050	$60.331	$64.788	$57.006

Gross Deposits	2.639	2.387	10.310	9.020
Withdrawals & deaths	(2.018)	(1.593)	(7.423)	(6.098)
Net flows	0.621	0.794	2.887	2.922
Transfers	0.000	(0.002)	0.004	(0.039)
Interest credited & change in mkt value	1.790	3.665	4.783	4.898
Total Gross Annuities and Alliance - Balance End of Period	72.462	64.788	72.462	64.788
Reinsurance Ceded	(2.233)	(2.297)	(2.233)	(2.297)
Total Annuities and Alliance Mutual Funds
Balance at End of Period - (net of ceded)	$70.229	$62.491	$70.229	$62.491

Run-off Group Pension Accounts - Not Included above	2.737	2.906	2.737	2.906

Total Retirement Segment Account Values - (net of ceded)	$72.966	$65.397	$72.966	$65.397

Var Ann Under Agreement - Included above	0.216	0.266	0.216	0.266

Incremental Deposits****:
Fixed Annuities Incremental Deposits	$0.642	$0.718	$2.828	$3.046
Variable Annuities Incremental Deposits	1.687	1.402	6.164	4.928
Total Annuities Incremental Deposits	2.328	2.120	8.992	7.974
Total Alliance Mutual Funds Incremental Deposits	0.223	0.223	1.066	0.828
Total Annuities and Alliance Mutual Funds
Incremental Deposits	$2.551	$2.342	$10.058	$8.802

* Includes Fixed Annuity products offered under the Alliance program and the fixed portion of variable annuities.

** Excludes the fixed portion of variable annuities.

*** Represents amounts attributable to Alliance program mutual fund net flows. Alliance program mutual fund account values are not included in the separate accounts reported on our balance sheet.

**** Incremental Deposits represent gross deposits reduced by transfers from other Lincoln Retirement products.

12/31/2005				PAGE 11
Lincoln Retirement
Account Values
Unaudited [Billions of Dollars]

	Fourth Quarter		Full Year
	2005	2004	2005	2004

Fixed Annuities - excluding fixed portion of variable contracts
Deposits	$0.158	$0.192	$0.681	$1.026
Withdrawals	(0.374)	(0.302)	(1.456)	(1.119)
Net Flows	$(0.216)	$(0.110)	$(0.776)	$(0.093)

Gross Fixed Contract Account Values	$11.519	$11.820	$11.519	$11.820
Reinsurance Ceded	(2.233)	(2.297)	(2.233)	(2.297)
Net Fixed Contract Account Values	$9.286	$9.522	$9.286	$9.522

Fixed Portion of Variable Contracts
Deposits	$0.539	$0.540	$2.267	$2.085
Withdrawals	(0.302)	(0.284)	(1.257)	(1.108)
Net Flows	$0.237	$0.255	$1.010	$0.977

Fixed Portion of Variable Contract Account Values	$9.570	$9.746	$9.570	$9.746

Variable Annuities - including fixed portion of variable contracts
Deposits	$2.258	$1.972	$8.563	$7.166
Withdrawals	(1.436)	(1.274)	(5.556)	(4.904)
Net Flows	$0.823	$0.698	$3.007	$2.262

Variable Contract Account Values	$57.171	$50.108	$57.171	$50.108

Average Daily Variable Annuity Account Values	$45.828	$38.269	$42.816	$36.018

Alliance Mutual Funds Contracts
Deposits	$0.223	$0.223	$1.066	$0.828
Withdrawals	(0.208)	(0.017)	(0.410)	(0.075)
Net Flows	$0.014	$0.206	$0.656	$0.753

Alliance Mutual Funds Contract Account Values*	$3.772	$2.861	$3.772	$2.861

Average Daily Alliance Mutual Funds Acct Vals*	$3.728	$2.620	$3.401	$2.304

* Alliance program mutual fund account values are not included in the separate accounts reported on our balance sheet

Total Annuity Product Spread Information (1)

Net investment income (2) (3)	6.13%	6.23%	6.07%	6.28%
Interest credited to policyholders	3.79%	3.87%	3.81%	3.92%
Spread (2) (3)	2.34%	2.36%	2.26%	2.37%

(1) For the annuity products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets. The average crediting rate is calculated using interest credited on annuity products less bonus credits and excess DCA interest, divided by average fixed account values net of co-insured account values. Fixed account values reinsured under modified co-insurance agreements are included in account values for this calculation since assets (and therefore margin) are retained under these agreements.

(2) The net investment income and spread reported above includes earnings from commercial mortgage loan prepayment and bond make-whole premiums.  The impact of these premiums on investment income and spread was 11 bps and 17 bps for the 4th quarters of 2005 and 2004, respectively, and 8 bps and 20 bps in for the full year 2005 and 2004, respectively.

(3) 2004 includes income from contingent interest received, which contributed $13 million to net investment income or 6 bps to the yield and spread for for the full year.

12/31/2005				PAGE 12
Life Insurance Segment
Operational Data
Unaudited [Millions of Dollars]

	Fourth Quarter		Full Year
	2005	2004	2005	2004
First Year Premiums by Product (Millions)
Universal Life
Excluding MoneyGuard	$144.4	$114.5	$438.4	$401.1
MoneyGuard	62.5	66.6	226.0	244.5
Total	206.9	181.1	664.4	645.6
Variable Universal Life	33.4	27.5	106.6	84.8
Whole Life	14.4	13.1	40.7	41.2
Term	8.0	9.4	33.8	41.0
Total Retail	262.6	231.2	845.4	812.6
Corporate Owned Life Insurance (COLI)	13.1	20.4	70.5	73.7
Total	$275.8	$251.5	$915.9	$886.2

First Year Premiums by Distribution (Millions)
Lincoln Financial Advisors	$50.1	$66.1	$183.1	$209.3
Lincoln Financial Distributors	200.0	167.4	676.2	623.7
Other*	25.7	18.0	56.6	53.2
Total by Distribution	$275.8	$251.5	$915.9	$886.2

Life Insurance In-Force (Billions)
Universal Life & Other	$136.519	$132.120	$136.519	$132.120
Term Insurance	187.850	172.459	187.850	172.459
Total Life Segment In-Force	$324.369	$304.579	$324.369	$304.579

*Other consists of distribution arrangements with third-party intermediaries.

12/31/2005					PAGE 13
Life Insurance Segment
Life Insurance Account Value Rollforward
Unaudited [Billions of Dollars]

	Fourth Quarter		Full Year
	2005	2004	2005	2004

Universal Life-Bal Beg-of-Period	$10.053	$9.444	$9.648	$9.030
Deposits	0.429	0.413	1.432	1.433
Withdrawals & deaths	(0.105)	(0.117)	(0.422)	(0.474)
Net flows	0.324	0.296	1.010	0.959
Policyholder assessments	(0.213)	(0.196)	(0.804)	(0.753)
Interest credited	0.107	0.105	0.418	0.413
Universal Life-Bal End of Period (1)	$10.271	$9.648	$10.271	$9.648

Variable Universal Life-Bal Beg-of-Period	$2.734	$2.275	$2.520	$2.195
Deposits	0.136	0.192	0.535	0.560
Withdrawals & deaths	(0.045)	(0.111)	(0.242)	(0.315)
Net flows	0.091	0.081	0.294	0.245
Policyholder assessments	(0.054)	(0.050)	(0.202)	(0.194)
Invest inc & chg in mkt value	0.089	0.214	0.249	0.273
Variable Universal Life -Bal end of Period	$2.861	$2.520	$2.861	$2.520

Interest Sensitive Whole Life - Bal Beg-of-Period	$2.213	$2.193	$2.214	$2.195
Deposits	0.083	0.082	0.272	0.250
Withdrawals & deaths	(0.048)	(0.050)	(0.220)	(0.207)
Net flows	0.035	0.032	0.052	0.043
Policyholder assessments	(0.045)	(0.041)	(0.176)	(0.149)
Interest credited	0.034	0.030	0.146	0.126
Int Sensitive Whole Life-Bal End -of -Period	$2.236	$2.214	$2.236	$2.214

Total Segment- Life Insurance Account Values
Bal Beg-of-Period	$15.001	$13.912	$14.382	$13.420
Deposits	0.648	0.686	2.240	2.243
Withdrawals & deaths	(0.198)	(0.278)	(0.884)	(0.996)
Net flows	0.450	0.408	1.356	1.247
Policyholder assessments	(0.312)	(0.287)	(1.182)	(1.096)
Invest inc & change in market value	0.230	0.348	0.813	0.812
Total Segment -Bal end of year	$15.368	$14.382	$15.368	$14.382

Life Product Spread Information (2)

Interest Sensitive Products
Net investment income (3)(4)	6.26%	6.50%	6.32%	6.67%
Interest credited to policyholders	4.66%	4.80%	4.69%	4.85%
Spread (3)(4)	1.60%	1.69%	1.63%	1.81%

Traditional Products
Net investment income (3)(4)	6.36%	6.60%	6.43%	6.90%

(1) Includes fixed investment option of VUL products.

(2) Interest Sensitive Products - For the life products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets. The average crediting rate is calculated using interest credited on life products divided by average fixed account values. Traditional Products - the yield on earning assets is calculated as net investment income on non-par investment portfolios divided by average earning assets. As of year ends 2004 and 2005, interest sensitive products represented 88% and 89%, respectively, of total interest sensitive and traditional non-par earning assets.

(3) The net investment income and spread reported above includes earnings from commercial mortgage loan prepayment and bond make-whole premiums.  The impact of these premiums on investment income and spread for interest sensitive products was 11 bps and 13 bps for the 4th quarter of 2005 and 2004, respectively, and 7 bps and 20 bps for the full year of 2005 and 2004, respectively. The impact for traditional products was 7 bps for the 4th quarter of 2004 and 6 bps and 18 bps for the full year of 2005 and 2004, respectively. There was no impact for the 4th quarter of 2005.

(4) 2004 includes income from contingent interest received, which contributed $6.5 million to net investment income or 6 bps to the yield and spread on Interest Sensitive Products and $2.4 million to net investment income or 17 bps to the yield and spread on Traditional Products.

12/31/2005				PAGE 14
Investment Management
Assets Under Management Rollforward
Unaudited [Billions of Dollars]

	Fourth Quarter		Full Year
	2005	2004	2005	2004

Retail Fixed - Bal Beg-of-Period	$9.061	$8.060	$8.257	$8.186

Fund Sales	0.661	0.493	2.483	1.882
Redemptions	(0.432)	(0.299)	(1.476)	(1.520)
Net Money Market	(0.010)	(0.020)	(0.060)	(0.113)
Transfers	(0.102)	(0.040)	(0.082)	(0.212)
Net Flows	0.117	0.134	0.865	0.037
Market	0.021	0.125	0.079	0.290
Transfer of Assets Under Administration(1)	-	(0.062)	(0.001)	(0.256)
Balance end of period	$9.199	$8.257	$9.199	$8.257

Retail Equity - Bal Beg-of-Period	$33.449	$22.620	$26.130	$20.887

Fund Sales	2.497	2.026	11.573	7.110
Redemptions	(1.310)	(0.953)	(5.138)	(4.054)
Transfers	0.042	(0.037)	(0.203)	0.042
Net Flows	1.229	1.036	6.233	3.099
Market	0.796	2.685	3.114	3.256
Sale of subsidiary/Transfer of Assets Under
Administration (1) (2)	-	(0.211)	(0.003)	(1.112)
Balance at end of period	$35.474	$26.130	$35.474	$26.130

Total Retail - Bal Beg-of-Period	$42.509	$30.680	$34.387	$29.073

Retail Sales-Annuities	0.815	0.737	2.957	2.757
Retail Sales-Mutual Funds	1.110	0.922	4.860	3.235
Retail Sales-Managed Acct. & Other	1.232	0.860	6.239	2.999
Total Retail Sales	3.158	2.519	14.056	8.992
Redemptions	(1.741)	(1.252)	(6.613)	(5.574)
Net Money Market	(0.010)	(0.020)	(0.060)	(0.113)
Transfers	(0.060)	(0.077)	(0.285)	(0.170)
Net Flows	1.347	1.170	7.098	3.136
Market	0.817	2.810	3.193	3.546
Sale of subsidiary/Transfer of Assets Under
Administration (1) (2)	-	(0.273)	(0.004)	(1.368)
Balance at end of period(1) (2)	$44.673	$34.387	$44.673	$34.387

Institutional Fixed - Bal Beg-of-Period	$12.219	$7.906	$9.960	$8.399

Inflows	0.937	2.100	4.277	5.134
Withdrawals/Terminations	(0.132)	(0.077)	(1.300)	(0.593)
Transfers	(0.001)	0.001	0.000	0.009
Net Flows (2)	0.803	2.024	2.977	4.549
Market	0.019	0.031	0.104	0.135
Sale of Subsidiary (2)	-	-	-	(3.124)
Balance at end of period (2)	$13.042	$9.960	$13.042	$9.960

Institutional Equity - Bal Beg-of-Period	$17.760	$10.490	$11.682	$25.322

Inflows	3.280	0.650	10.356	6.155
Withdrawals/Terminations	(2.160)	(0.607)	(4.520)	(3.583)
Transfers	0.006	0.029	0.048	0.057
Net Flows	1.127	0.072	5.884	2.629
Market	0.492	1.120	1.813	2.394
Sale of Subsidiary (2)	-	-	-	(18.664)
Balance at end of period	$19.379	$11.682	$19.379	$11.682

Total Institutional - Bal Beg-of-Period	$29.979	$18.396	$21.643	$33.722

Inflows	4.217	2.750	14.633	11.289
Withdrawals/Terminations	(2.292)	(0.684)	(5.820)	(4.176)
Transfers	0.005	0.030	0.048	0.066
Net Flows	1.930	2.095	8.861	7.178
Market	0.511	1.151	1.917	2.530
Sale of Subsidiary (2)	-	-	-	(21.787)
Balance at end of period	$32.420	$21.643	$32.420	$21.643

Total Retail/Institutional - At end of period	$77.093	$56.029	$77.093	$56.029

Insurance-related Assets - At end of period	$44.483	$43.980	$44.483	$43.980

Total Retail/Inst - Net Flows	$3.277	$3.265	$15.959	$10.314

Total Assets Under Management
At end of period	$121.576	$100.009	$121.576	$100.009

Subadvised Assets, included in Assets Under Management above
Retail	$17.162	$10.740	$17.162	$10.740
Institutional	4.782	3.740	4.782	3.740
Total Subadvised Assets	$21.945	$14.480	$21.945	$14.480

(1) Retail assets under management include assets under administration related to the mutual fund-based 401(k) business. In the third quarter of 2004, this business was outsourced to Bisys. As a result, the third and fourth quarter of 2004 had net outflows of assets under administration of approximately $0.776 billion and $0.273 billion, respectively.

(2) In the third quarter of 2004, the Investment Management segment sold its London-based international investment unit. Assets under management transferred as a result of the sale were $22.1 billion. See page 16A for assets under management without the London-based international investment unit. In addition, the London-based international investment unit began subadvising certain retail and institutional assets in the third quarter of 2004.

12/31/2005			PAGE 14A
Investment Management (excluding Assets Managed by
Delaware's London-based International Investment Unit)
Assets Under Management Rollforward
Unaudited [Billions of Dollars]

	Full Year
	2005	2004

Retail Fixed - Bal Beg-of-Period	$8.257	$8.186

Fund Sales	2.483	1.882
Redemptions	(1.476)	(1.520)
Net Money Market	(0.060)	(0.113)
Transfers	(0.082)	(0.212)
Net Flows	0.865	0.037
Market	0.079	0.290
Transfer of Assets Under Administration (1)	(0.001)	(0.256)
Balance end of period	$9.199	$8.257

Retail Equity - Bal Beg-of-Period	$26.130	$20.564

Fund Sales	11.573	7.105
Redemptions	(5.138)	(4.024)
Transfers	(0.203)	0.042
Net Flows	6.233	3.123
Market	3.114	3.236
Transfer of Assets Under Administration (1)	(0.003)	(0.793)
Balance at end of period	$35.474	$26.130

Total Retail - Bal Beg-of-Period	$34.387	$28.750

Retail Sales-Annuities	2.957	2.752
Retail Sales-Mutual Funds	4.860	3.235
Retail Sales-Managed Acct. & Other	6.239	2.999
Total Retail Sales	14.056	8.987
Redemptions	(6.613)	(5.544)
Net Money Market	(0.060)	(0.113)
Transfers	(0.285)	(0.170)
Net Flows	7.098	3.160
Market	3.193	3.526
Transfer of Assets Under Administration (1)	(0.004)	(1.049)
Balance at end of period	$44.673	$34.387

Institutional Fixed - Bal Beg-of-Period	$9.960	$5.981

Inflows	4.277	4.356
Withdrawals/Terminations	(1.300)	(0.452)
Transfers	0.000	0.009
Net Flows	2.977	3.913
Market	0.104	0.067
Balance at end of period	$13.042	$9.960

Institutional Equity - Bal Beg-of-Period	$11.682	$10.318

Inflows	10.356	2.281
Withdrawals/Terminations	(4.520)	(2.428)
Transfers	0.048	0.118
Net Flows	5.884	(0.029)
Market	1.813	1.393
Balance at end of period	$19.379	$11.682

Total Institutional - Bal Beg-of-Period	$21.643	$16.299

Inflows	14.633	6.637
Withdrawals/Terminations	(5.820)	(2.880)
Transfers	0.048	0.127
Net Flows	8.861	3.884
Market	1.917	1.459
Balance at end of period	$32.420	$21.643

Total Retail/Institutional - At end of period	$77.093	$56.029

Insurance-related Assets - At end of period	$44.483	$43.980

Total Retail/Inst - Net Flows	$15.959	$7.045

Total Assets Under Management
At end of period	$121.576	$100.009

Subadvised Assets, included in Assets Under Management above
Retail	$17.162	$10.740
Institutional	4.782	3.740
Total Subadvised Assets	$21.945	$14.480

(1) Retail assets under management include assets under administration related to the mutual fund-based 401(k) business. In the third quarter of 2004, this business was outsourced to Bisys. As a result, the third and fourth quarter of 2004 had net outflows of assets under administration of approximately $0.776 billion and $0.273 billion, respectively.

(2) This page presents the assets under management roll-forward without the Investment Management segment's London-based international investment unit, which was sold in the third quarter of 2004 and resulted in the transfer of assets under management of $22.1 billion.

12/31/2005				PAGE 15
Lincoln UK
Operational Data
Unaudited [Billions of Dollars]

	Fourth Quarter		Full Year
	2005	2004	2005	2004

Unit Linked Assets - Beg-of-Period	$7.180	$6.468	$7.186	$6.390

Deposits	0.156	0.108	0.389	0.378
Withdrawals (incl. chgs) & Deaths	(0.178)	(0.188)	(0.728)	(0.712)
Net Flows	(0.023)	(0.080)	(0.339)	(0.335)
Inv Inc & Chg in Mkt Val	0.347	0.411	1.243	0.648
Foreign Currency Adjustment	(0.184)	0.387	(0.770)	0.482
Unit Linked Assets - end of Period	$7.320	$7.186	$7.320	$7.186

Individual Life In-force	$17.521	$20.378	$17.521	$20.378

Exchange Rate - Dollars to Pounds
For-the-Period	1.747	1.875	1.821	1.834
End-of-Period	1.719	1.919	1.719	1.919

12/31/2005				PAGE 16
Other Operations
Unaudited [Millions of Dollars]

	Fourth Quarter		Full Year
For the Year Ended December 31	2005	2004	2005	2004

Operating Revenue by Source:
Lincoln Financial Advisors	$136.2	$103.9	$514.0	$383.6
Lincoln Financial Distributors	85.1	69.4	290.7	245.2
Total Distribution	221.3	173.2	804.7	628.8
Amortization of deferred gain on indemnity reinsurance*	18.9	19.1	75.7	87.0
Other [Including
Consolidating Adjustments]	(151.0)	(111.3)	(528.3)	(380.7)
Total Operating Revenue	$89.2	$81.1	$352.1	$335.1

Income (Loss) from Operations by Source:
Lincoln Financial Advisors	$3.2	$(0.3)	$(13.2)	$(17.8)
Lincoln Financial Distributors	(3.5)	(6.3)	(22.8)	(23.7)
Total Distribution	(0.3)	(6.6)	(36.1)	(41.5)
Amortization of deferred gain on indemnity reinsurance*	12.3	12.4	49.2	56.5
LNC Financing	(14.4)	(14.6)	(57.6)	(61.0)
Other Corporate (1)	9.1	2.5	46.3	(11.3)
Income (Loss) from Operations	$6.7	$(6.3)	$1.8	$(57.2)

* Represents the amortization of deferred gain recognized on the business sold through indemnity reinsurance to Swiss Re.
(1) Includes a reduction of the valuation allowance on the deferred tax asset of our foreign life reinsurance subsidiary of $4.3 million and $46.8 million in fourth quarter and full year 2005, respectively and $4.4 million in the fourth quarter of 2004.

12/31/2005				PAGE 17
Consolidated Investment Data
Unaudited [Millions of Dollars]

	Fourth Quarter		Full Year
For the Year Ended December 31	2005	2004	2005	2004

Net Investment Income

Fixed maturity AFS securities	$509.7	$514.8	$2,030.5	$2,005.7
Equity AFS securities	3.3	4.4	9.6	10.9
Trading securities	48.7	49.7	193.7	193.5
Mortgage loans on real estate	75.1	73.8	287.6	350.1
Real estate	5.6	5.4	50.1	26.9
Policy loans	29.2	31.3	118.4	119.8
Invested cash	19.2	17.9	63.0	32.2
Other investments	7.0	2.4	61.1	55.3
Investment revenue	697.9	699.8	2,813.9	2,794.4
Investment expense	(29.8)	(25.7)	(111.6)	(90.3)

Net Investment Income	668.1	674.1	2,702.3	2,704.1

Gross-up of Tax Exempt Income	2.1	2.6	7.1	7.7
Adjusted Net Investment Income	$670.2	$676.6	$2,709.4	$2,711.8

Mean Invested Assets (Amortized Cost)	$44,035.2	$43,763.4	$43,933.3	$43,216.4

Ratio of Adjusted Net Invest Income
Over Mean Invested Assets	6.09%	6.18%	6.17%	6.27%

Investment Gains (Losses)

Realized Gains (Losses) on Investments	$(6.2)	$3.9	$(14.5)	$(30.0)
Gains(Losses) on Derivatives	0.1	0.3	(0.0)	(7.4)

Incr (Decr) in Unreal Gains on Sec
Avail-for-Sale (after DAC/Tax)	(72.4)	42.8	(326.3)	29.8
Incr (Decr) on Derivatives	(1.5)	(5.8)	(6.7)	(8.1)

Securities Available-for-Sale
[Billions of Dollars]
Fixed Maturity Sec (Fair Value)	36.687	37.936	36.687	37.936
Fixed Maturity Sec (Amortized Cost)	35.348	35.692	35.348	35.692

Equity Securities (Fair Value)	0.147	0.163	0.147	0.163
Equity Securities (Amortized Cost)	0.139	0.148	0.139	0.148

% of Fixed Maturity Securities (Based on Fair Value)
Treasuries and AAA	23.4%	23.5%	23.4%	23.5%
AA or better	30.9%	29.9%	30.9%	29.9%
BB or less	7.4%	7.0%	7.4%	7.0%